UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 7, 2016

PACIFIC SUNWEAR OF CALIFORNIA, INC.
(Exact Name of Registrant as Specified in Charter)

California	0-21296	95-3759463
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3450 East Miraloma Avenue Anaheim, CA	92806-2101
(Address of principal executive offices)	(Zip Code)
(714) 414-4000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 1.01	Entry into a Material Definitive Agreement
As previously disclosed in a Current Report on Form 8-K filed by Pacific Sunwear of California, Inc. (the “Company”) on April 8, 2016 (the “Prior Form 8-K”), on April 7, 2016 (the “Petition Date”), the Company and its subsidiaries (collectively with the Company, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Chapter 11 cases are being administered under the caption “In re Pacific Sunwear of California, Inc., et al.”, Case Nos. 16-10881-10883 (the “Chapter 11 Cases”). The Debtors continue to operate their businesses and manage their properties as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.
In addition, as previously disclosed in the Prior Form 8-K, in connection with the Chapter 11 Cases, the Debtors filed motions seeking Bankruptcy Court approval of debtor-in-possession financing on the terms set forth in that certain Debtor-in-Possession Credit Agreement, dated as of April 7, 2016 (the “DIP Credit Agreement”), by and among the Debtors (excluding Miraloma Borrower Corporation, the “Borrowers”), the lenders party thereto from time to time, and Wells Fargo Bank, National Association (“Wells Fargo”), as administrative agent and collateral agent. The DIP Credit Agreement provides for a senior secured, super-priority revolving credit facility (the “DIP Financing”) of up to $100 million on the closing date of the DIP Financing, which is subject to an asset based borrowing base formula and reserves (including a reserve for the repayment of the pre-petition obligations under the existing Credit Agreement by and among Wells Fargo, in its capacity as administrative agent and collateral agent, the lenders party thereto, and the Borrowers, dated as of December 7, 2011, as amended.
Pursuant to an order of the Bankruptcy Court dated April 8, 2016 (the “Interim DIP Order”), the Debtors were authorized to enter into and draw upon the DIP Financing on an interim basis.

Item 2.03	Creation of a Direct Financial Obligation or Obligation under an Off Balance Sheet Arrangement of a Registrant
The items set forth above in Item 1.01 of this Form 8-K regarding the DIP Financing is hereby incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard Transfer of Listing
The Company previously disclosed that, on September 1, 2015, the Company had received a deficiency letter (the “First Notification Letter”) from The NASDAQ Stock Market (“NASDAQ”) notifying the Company that it no longer met NASDAQ’s requirements for continued listing on the NASDAQ Global Select Market under NASDAQ Listing Rule 5550(a)(2) (the “Bid Price Rule”) because the minimum bid price of the Company’s common stock had not equaled or exceeded $1.00 at least once over a period of 30 consecutive business days. The First Notification Letter did not impact the Company’s listing on the NASDAQ Global Select Market and the Company’s common stock continued to trade on the NASDAQ Global Select Market under the symbol “PSUN.”
NASDAQ explained in the First Notification Letter that, under NASDAQ Listing Rule 5810(c)(3)(A), the Company would be afforded 180 calendar days, or until February 29, 2016, to regain compliance with the Bid Price Rule. To regain compliance, the closing bid price of the Company’s common stock must have met or exceeded $1.00 per share for at least 10 consecutive business days during that 180-day period. If the Company did not regain compliance by February 29, 2016, then NASDAQ would provide written notification to the Company that the Company’s common stock would be subject to delisting from the NASDAQ Global Select Market.
On March 1, 2016, the Company received a second letter from NASDAQ notifying the Company that it had not regained compliance with the Bid Price Rule during the foregoing 180-day period and that the Company’s common stock was subject to delisting from the NASDAQ Global Select Market unless the Company requests an appeal of such determination on or before March 8, 2016. The Company appealed such determination to the NASDAQ Hearings Panel on such date (the “Appeal”). The Appeal automatically stayed delisting of the Company’s common stock pending the Panel’s decision.
On April 7, 2016, the Company disclosed that it had filed for protection under Chapter 11 of the U.S. Bankruptcy Code. On April 7, 2016, the Company received a letter from NASDAQ notifying it that such filing served as an additional basis for delisting of the Company’s common stock.
On April 12, 2016, the Company notified NASDAQ that it was withdrawing the Appeal. As a result, the Company’s common stock will be delisted from the NASDAQ Global Select Market at the open of the market on April 14, 2016, and will begin trading in the over-the-counter market. The Company expects its common stock to be quoted under the symbol “PSUNQ”.

Item 7.01	Regulation FD Disclosure
Additional information on the Chapter 11 Cases, including access to documents filed with the Bankruptcy Court, can be accessed at pacsun.com, cases.primeclerk.com/pacsun (the court-appointed claims agent site), or www.deb.uscourts.gov, the official Bankruptcy Court website.
The information in Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.
Cautionary Statement Regarding Forward-Looking Statements
This Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Exchange Act, and we intend that such forward-looking statements be subject to the safe harbors created thereby. We are providing cautionary statements identifying important factors that could cause our actual results to differ materially from those projected in the forward-looking statements contained herein. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions, future events or performance (often, but not always identifiable by the use of the words or phrases such as “will result,” “expects to,” “will continue,” “anticipates,” “plans, “intends,” “estimated,” “projects,” and “outlook”) are not historical facts and may be forward-looking and, accordingly, such statements involve estimates, assumptions and uncertainties which could cause actual results to differ materially from those expressed in these forward-looking statements. All forward-looking statements included in this Report are based on information available to us as of the date hereof, and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements. Such risks and uncertainties include, but are not limited to: those described under the “Risk Factors” section and elsewhere in the Company’s Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on December 8, 2015 and September 10, 2015, most recent Annual Report on Form 10-K filed with the SEC on March 26, 2015, as well as in other past filings with the SEC; and risks and uncertainties relating to the bankruptcy filing by the Company, including but not limited to, (i) the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, (ii) the ability of the Company and its subsidiaries to consummate the transactions contemplated by the Restructuring Support Agreement with respect to the Chapter 11 Cases, (iii) the effects of the Company’s bankruptcy filing on the Company and on the interests of various constituents, (iv) Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the cases in general, (v) the length of time the Company will operate under the Chapter 11 Cases, (vi) risks associated with third party motions in the Chapter 11 Cases, which may interfere with the Company’s ability to consummate the transactions contemplated by the Restructuring Support Agreement, (vii) the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations, (viii) the ability to operate the Company’s business and consummate the transactions contemplated by the Restructuring Support Agreement, (ix) the transactions contemplated by the DIP Credit Agreement, and the Restructuring Support Agreement being subject to closing conditions, which conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control; (x) increased legal costs to execute the Company’s reorganization, and other risks and uncertainties, (xi) the Company’s ability to maintain contracts, trade credit and other customer and/or vendor relationships that are essential to the Company’s operations, and (xii) the Company’s ability to retain key executives and employees. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We assume no obligation to update or revise any such forward-looking statements to reflect events or circumstances that occur after such statements are made.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 13, 2016

PACIFIC SUNWEAR OF CALIFORNIA, INC.

/s/ CRAIG E. GOSSELIN
Craig E. Gosselin Senior Vice President, General Counsel and Human Resources